EXHIBIT 10.3

FORM OF COMMON STOCK PURCHASE WARRANT

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, A SECURITIES PURCHASE AGREEMENT (“PURCHASE AGREEMENT”), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

_______________________________________

HEPALIFE TECHNOLOGIES, INC.

COMMON STOCK PURCHASE WARRANT

Number of shares:

670,000

Expiration Date:

May 11, 2012

Purchase Price Per Share:

$1.50

No. 1 Holder:

GCA Strategic Investment Fund Limited

Mechanics Building

12 Church Street

Hamilton, Bermuda HM11

For identification only.  The governing terms of this Warrant are set forth below.

HepaLife Technologies, Inc., a Florida corporation (the “Company”), hereby certifies that, for value received, GCA Strategic Investment Fund Limited or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the “Exercise Period”), at the Purchase Price hereinafter set forth, Six Hundred Seventy Thousand (670,000) shares of the fully paid and nonassessable shares of common stock of the Company, $0.001 par value per share (the “Common Stock”).  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

The purchase price per share of Common Stock issuable upon exercise of this Warrant (the “Purchase Price”) shall initially be equal to One and 50/100 ($1.50) Dollars; provided, however, that the Purchase Price shall be adjusted from time to time as provided herein.

Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.  As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term “Company” shall include HepaLife Technologies, Inc. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

(b)

The term “Common Stock” includes (a) the Company’s common stock, par value $0.001 per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shares shall have the right, without limitation as to amount, to share ratably in the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and all the holders of shares that are entitled to vote for the election of the directors of the Company and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1.

Exercise of Warrant.

1.1

Method of Exercise.

(a)

This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a “Notice of Exercise”) substantially in the form attached hereto as Exhibit A via facsimile to the Company.  Promptly thereafter the Holder shall surrender this Warrant (if the entire amount of the Warrant is subject to the Notice of Exercise) to the Company at its principal office via overnight delivery service, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the “Exercise Price”).  Payment of the Exercise Price shall be made by wire transfer to the account of the Company.  Upon exercise, the Holder shall be entitled to receive within three Trading Days after the Exercise Date (as defined herein), one or more certificates, issued in the Holder’s name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased.  The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the “Exercise Date”).

(b)

Upon exercise of a portion of this Warrant in accordance with the terms hereof, records showing the amount so exercised and the date of exercise shall be maintained on a ledger substantially in the form of Annex B attached hereto (an originally signed and executed copy of which shall be delivered to the Company with each Notice of Exercise).  The Company shall maintain the originally signed and executed ledger and the Holder shall maintain a copy thereof.  Upon execution of the exercise of the Warrants contemplated by the Notice of Exercise, the Company shall deliver to the Holder a copy of Annex B signed and executed by the Company, and the Holder shall deliver to the Company a copy of Annex B signed by the Holder. It is specifically contemplated that the Company shall act as the calculation agent for all exercises of this Warrant.  The Holder and any assignee, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

(c)

In the event there is a dispute as to the number of shares of Common Stock the Holder is entitled to receive upon exercise of this Warrant, the Company shall issue to the Holder the number of shares not in dispute and the Company and the Holder will use their best efforts to resolve such dispute within one Business Day following the receipt of a Notice of Exercise.  If such dispute cannot be resolved within such one-day period, the Company and the Holder shall submit the dispute to an independent accountant mutually agreed upon by the Company and the Holder to make a final and binding determination of the number of shares owed to the Holder.  The Company shall issue shares of Common Stock owed to Holder as a result of the resolution of the dispute within two Business Days following the receipt of the accountant’s independent determination.

1.2

Regulation D Restrictions.  The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor and provided that the Holder shall have furnished to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

1.3

Company Acknowledgment.  The Company will, at the time of the exercise of this Warrant, upon request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder the registration rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of a Registration Rights Agreement dated the date hereof (the “Registration Rights Agreement”).

1.4

Limitation on Exercise.  Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited, solely to the extent set forth in the Purchase Agreement as if such provisions were specifically set forth herein.  In addition, the number of shares of Common Stock issuable upon exercise of this Warrant is subject to reduction as specified in Section 10.3 of the Purchase Agreement.

2.

Delivery of Stock Certificates, etc., on Exercise.  As soon as practicable after the exercise of this Warrant, and in any event within three (3) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3.

Adjustment for Extraordinary Events.  The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time pursuant to Article 11 of the Purchase Agreement as if such provisions were specifically set forth herein.

4.

No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and unassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

5.

Certificate as to Adjustments.

In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company will promptly cause its principal financial officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant.  The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to such Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

6.

Notices of Record Date, etc.

In the event of

(a)

any taking by the Company of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)

any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other Person, or

(c)

any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up.  Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

7.

Reservation of Stock, etc.  Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

8.

Exchange of Warrant.  On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered or for such lesser number of shares of Common Stock as may be reflected on the Warrant Exercise Ledger attached as Annex B.

9.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.

Remedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11.

Negotiability, etc..  This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

(a)

until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

(b)

this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

12.

Registration Rights.

The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.

13.

Warrant Redemption.  Intentionally Omitted.

14.

Notices, etc..  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company any address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

15.

Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Florida.  The headings in this Warrant are for the purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[Signature Page Follows]

DATED as of May 11, 2007.

HEPALIFE TECHNOLOGIES, INC.

By: /s/ Frank Menzler

Name:  Frank Menzler

Title:  CEO and President

[Corporate Seal]

Attest:

By: /s/ Harmel Rayat

Harmel Rayat, Secretary

EXHIBIT A

FORM OF NOTICE EXERCISE - WARRANT

(To be executed only upon exercise

of the Warrant in whole or in part)

To ____________________________________________

The undersigned registered Holder of the accompanying Warrant, hereby exercises such Warrant or portion thereof for, and purchases thereunder, __________1 shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below.  The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to,                                                      whose address is               .

The Exercise Price is paid as follows:

☐

Wire transfer to the account of the Company in the amount of $___________.

Upon exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

The Holder of the shares of Common Stock received upon exercise of the Warrant (the “Common Shares”), covenants and agrees that the Common Shares are being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act and that the Common Shares may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part except as provided in the legend on the first page of this Warrant and provided that the Holder shall have furnished the Company an opinion of counsel in form and substance reasonably acceptable to the Company to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.*

Date:

(Name must conform to name of Holder as

specified on the face of the Warrant)

By:

     Name:

     Title:

Address of Holder:

Date of exercise:

1Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised.  In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the Holder surrendering the same.

ANNEX B

WARRANT EXERCISE LEDGER

Date	Original Number of Warrants	Warrants Exercised	Exercise Price Paid	New Balance of Warrants	Issuer Initials	Holder Initials

HEPALIFE TECHNOLOGIES, INC.

HOLDER:

By:

_______________________

By: ____________________

Name:

 _______________________

Name:__________________

Title:

________________________

Title:___________________